\                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       The Securities Exchange Act of 1934

Filed by the Registrant                      [     ]
                                              -----

Filed by party other than the Registrant     [ XX  ]
                                              -----
Check the appropriate box

[ XX ]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2)
[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

--------------------------------------------------------------------------------
(Name of Registrant as Specified in Charter)

                         AmerInst Insurance Group, Inc.
--------------------------------------------------------------------------------
(Name of Persons) Filing Proxy Statement, if other than the Registrant

                             Irvin F. Diamond, CPA
--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box)

[ XX ]  No fee required
[    ]         Fee computed on table below per Exchange Act Rules 14a-6(I)(l)
               and 0-11
        (1)    Title of each class of securities to which transaction applies:
               COMMON STOCK
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        (2)    Aggregate number of securities to which transaction applies:
                             333,358
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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
        (4)    Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
        (5)    Total Fee paid:

               -----------------------------------------------------------------

[    ]         Fee paid previously with preliminary materials
[    ]         Check box if any part of the fee is offset as provided in
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

               -----------------------------------------------------------------
        (2)    Form, Schedule or Registration Statement No.

               -----------------------------------------------------------------
        (3)    Filing Party

               -----------------------------------------------------------------
        (4)    Date Filed:

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

                         AMERINST INSURANCE GROUP, INC.
                            c/o USA Risk Group, Inc.
                              Post Office Box 1330
                            Montpelier, Vermont 05601

                                  MAILING DATE
                                 April 11, 1998

                                ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 1998

Irvin F. Diamond, CPA                                Charles B. Larson, CPA
Rogoff Erickson Diamond & Walker, LLP                3300 Dale, Suite 102
6401 Jefferson NE                                    St. Joseph, MO  64506
Albuquerque, NM  87109

        Further information with respect to MR. DIAMOND AND MR. LARSON is set forth in Appendix A attached hereto and incorporated herein by reference.

                                ----------------

                               GENERAL INFORMATION

        Stockholders will be receiving or will have recently received from AmerInst Insurance Group, Inc. (the "Company") a Notice of the Annual Meeting of Stockholders, a proxy statement, a ballot and other data. IRVIN F. DIAMOND, CPA, and CHARLES B. LARSON, CPA, are soliciting your proxy to vote your shares at the Annual Meeting of Stockholders to be held at the offices of Lord, Bissell & Brook, 115 S. LaSalle St., 35th Floor, Chicago, Illinois, at 9:00 a.m. on Monday, May 11, 1998, and at any adjournment thereof.

        MR. DIAMOND AND MR. LARSON, HEREBY SOLICIT PROXIES FROM THE STOCKHOLDERS IN OPPOSITION TO THE COMPANY'S MANAGEMENT PROXY SOLICITATION WITH RESPECT TO THE ELECTION OF DIRECTORS OF THE COMPANY. Specifically, MR. DIAMOND AND MR. LARSON, are soliciting stockholders' proxies for the purpose of voting for MR. DIAMOND AND MR. LARSON to fill the two director positions which are the subject of the Annual Meeting.

        The Board of Directors (the "Board") has nominated Jerome A. Harris, CPA, a current director whose term expires in 1998, and who is currently associated with American Express Tax and Business Services, Inc., for another 3 year term. It has also nominated David A. Thompson, an insurance executive who is a non-practicing CPA and not a stockholder, for a 3 year term. MR. LARSON, who is currently a director, was not renominated for another term by the Board.

        MR. DIAMOND AND MR. LARSON believe that the current Board is not acting in the best interests of the stockholders of the Company. MR. DIAMOND AND MR. LARSON believe that the election of Mr. Harris and Mr. Thompson will continue the Board's present policies of not actively soliciting Company stockholder input; not actively communicating with Company stockholders; not making timely management decisions; not establishing an ongoing internal audit function; and not establishing and implementing sound investment management policies to bring the best possible returns to the Company's stockholders for the least risk, as is common to similar insurance companies.

        MR. DIAMOND AND MR. LARSON believe that the election of Mr. Harris and Mr. Thompson will continue the present policy of doing the absolute legal minimum required to inform the stockholders regarding the Company.

        MR. DIAMOND AND MR. LARSON believe that their election will result in the Company being managed more for the benefit of the stockholders than is currently being done.

        Costs of this solicitation will be borne by MR. DIAMOND AND MR. LARSON. Following original solicitation of proxies by mail, certain agents of MR. DIAMOND AND MR. LARSON may solicit proxies by correspondence, telephone, or in person, but without compensation. MR. DIAMOND AND MR. LARSON will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

        Each proxy solicited herewith will be voted FOR the director nominees specified therein, MR. DIAMOND AND MR. LARSON, and AGAINST the director nominees proposed by the Board. EACH PROXY SOLICITED HEREWITH WILL ALSO GRANT TO MR. DIAMOND OR MR. LARSON DISCRETIONARY POWER IN THE TRANSACTION OF ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

        Any proxy solicited herewith may be revoked by the stockholder at any time prior to the stockholder vote by filing with MR. DIAMOND OR MR. LARSON a written revocation or duly executed form of proxy bearing a later date prior to the stockholder vote or by voting in person at the meeting.

                                VOTING SECURITIES

        The holders of record of the Common Stock of the Company at the close of business on March 24, 1998 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were outstanding 333,358 shares of Common Stock held by 2,583 holders of record.

        Pursuant to the Company's Certificate of Incorporation, the holders of Common Stock are entitled to elect the Board of Directors. Each share of Common Stock entitles the holder thereof to one vote.

        Two directors will be elected at the Annual Meeting of Stockholders.


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

        The holders of at least one-third of the shares of Common Stock must be present in person or by proxy at the Annual Meeting in order for the Annual Meeting to be held. Directors will be elected by a plurality of the votes cast for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any other actions proposed to be taken at the Annual Meeting. On each such proposed action, pursuant to Delaware law, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a proposed action. A broker non-vote (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on a proposed action is considered not entitled to vote on that action and thus is not counted in determining whether an action requiring approval of a majority of the shares present and entitled to vote at the Annual Meeting has been approved.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        To the best of our knowledge, the following table sets forth information as of March 24, 1998 with respect to beneficial ownership of the Company's Common Stock by each director, director nominee covered by the Company's solicitation and this solicitation and all directors and officers of the Company as a group. To the best of our knowledge, none of the directors, director nominees or officers of the Company, individually or as a group, owns greater than 1% of the outstanding Common Stock of the Company. To the best of our knowledge, no person known to us as of March 24, 1998 is the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more than 5% of the Company's Common Stock. To the best of our knowledge, unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. To the best of our knowledge, except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 24, 1998, and has been supplied by each of the persons included in the table.


                                                                      Number of Shares of Common
        Name of Director                                               Stock Beneficially Owned
        ----------------                                              --------------------------
        Norman C. Batchelder, CPA (1)......................................          22
        Bruce W. Breitweiser, CPA (1)(2)...................................         294
        Jerome A. Harris, CPA (4)..........................................         817
        Ronald S. Katch, CPA (1)(5)........................................         400
        CHARLES B. LARSON, CPA (1)(3)......................................          20
        IRVIN F. DIAMOND, CPA (6)(7).......................................        2000
        David N. Thompson, CPA (7).........................................           0
        All current Directors and Officers as a Group (5 persons)..........        1553

(1)  Continuing director of the Company.
(2) Shares are held by IAA Trust Co. as trustee of the 401(k) Savings Plan of Dunbar, Breitweiser & Company for the benefit of Bruce W. Breitweiser.
(3)  Nominee for re-election as director.
(4) Checkers, Simon & Rosner, LLP, of which Mr. Harris is a partner, is the record and beneficial owner of the shares shown and has sole voting and investment power with respect to such shares.



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

(5) Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the shares shown and has sole voting and investment power with respect to such shares.
(6) Rogoff, Diamond & Walker, LLP (now Rogoff Erickson Diamond & Walker, LLP), of which MR. DIAMOND is a partner, is the record and beneficial owner of the shares shown and has sole voting and investment power with respect to such shares.
(7)  Nominee for election as director.

        The Board of Directors of the Company consists of five members. The Company's Certificate of Incorporation divides the directors of the Company into three classes. By this solicitation, the holders of the Company's Common Stock are being asked to elect CHARLES B. LARSON, a current director whose term expires at the 1998 Annual Meeting of Stockholders, and IRVIN F. DIAMOND to a three-year term expiring at the 2001 Annual Meeting or until their successors shall have been duly elected and qualified, and thereby to oppose the Company's management's solicitation of proxies in favor of Mr. Harris and Mr. Thompson.

        In order to insure that persons with professional liability insurance knowledge are represented on the Company's Board of Directors, the Company's Certificate of Incorporation requires that at least half of each class of directors be either current or former members of the Professional Liability Insurance Plan Committee (the "AICPA Plan Committee" or "Committee") of the American Institute of Certified Public Accountants (the "AICPA"), or persons otherwise knowledgeable, as determined by the Board, in accountants' professional liability insurance matters ("Qualified Directors"). MR. LARSON has served on the Committee. Continuing Directors Norman C. Batchelder and Ronald S. Katch have also served on the Committee. It is believed that MR. DIAMOND'S AND MR. LARSON'S election will not cause the Company to fail to meet this requirement.

        Nominations for Qualified Director positions on the Board of Directors must be submitted not less than 60 days nor more than 90 days prior to a meeting called for the election of directors in order to allow the Board sufficient time to evaluate the qualifications of such nominee. MR. DIAMOND AND MR. LARSON timely submitted their names and believe they have complied with this requirement in a timely manner.

        Listed below is the name, age, position with the Company, principal business experience during the last five years, and other information regarding MR. DIAMOND AND MR. LARSON, who by this solicitation are proposed to be nominated for election as directors of the Company.

        Officers of the Company are elected annually by the Board of Directors to serve for a term of one year or until a successor is duly elected and qualified.

     MR. DIAMOND AND MR. LARSON believe that the nominees for director will be able to serve. If either nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as MR. DIAMOND AND MR. LARSON at the time recommends to serve in place of such nominee.

NOMINEES FOR ELECTION AS DIRECTOR

CHARLES B. LARSON................ Age 66. Secretary and Director of the Company
                                  since it was formed in September of 1987.
                                  Engaged as a sole practitioner CPA and
                                  consultant in St. Joseph, Missouri, prior to which he was Managing Partner of Larson Morriss & Co., CPAs, St. Joseph, Missouri. Term as Director expires at the 1998 Annual Meeting of Stockholders. Former member of the AICPA Professional Liability Insurance Plan Committee and former President of the Missouri Society of CPAs.

IRVIN F. DIAMOND................. Age 56. Partner in Rogoff Erickson Diamond &
                                  Walker, LLP (formerly Rogoff, Diamond &
                                  Walker, LLP, a stockholder of the Company since inception). Current member of the AICPA Insurance Programs Executive Committee. Former member of the New Mexico Society of Certified Public Accountants Professional Liability Task Force. Former member and Vice President of the AICPA Board of Directors. Former President of New Mexico Society of Certified Public Accountants. Certified Financial Planner. AICPA Personal Financial Specialist. Registered Investment Advisor, State of New Mexico. For more than 15 years, recognized national expert witness and litigation consultant in CPAs' professional liability matters, having served in this capacity more than 25 times.

        Each of MR. DIAMOND AND MR. LARSON elected to become participants in this solicitation because of their concern about the direction and management of the Company. MR. DIAMOND AND MR. LARSON anticipate submitting this proxy solicitation and otherwise communicating (by themselves and through their agents) with stockholders concerning the proxy solicitation. Neither MR. DIAMOND NOR MR. LARSON nor any of their associates has had any material interest in material transactions with the Company. Further, no such person has any arrangement or understanding with respect to any future employment by the Company or with respect to any future transactions with the Company.

        See Appendix A for further biographical and related information on MR. DIAMOND AND MR. LARSON.

                       EXECUTIVE AND DIRECTOR COMPENSATION

        To the best of our knowledge, directors of the Company receive an annual retainer of $10,000. They are also paid $600 per half day for each Board meeting and $125 per hour for each committee meeting attended during the calendar year. The Directors of the Company fill all officer positions of the Company without salary or any other compensation. Directors are entitled to receive reimbursement for expenses incurred in attending Board or committee meetings of the Company or when otherwise acting on behalf of the Company.

        To the best of our knowledge, none of the directors of the Company received compensation from the Company exceeding $60,000 during the Company's 1997 fiscal year. The total compensation of all directors in 1997 was $143,415 which includes $5,600 paid in 1997 but attributable to Board or committee meetings attended in 1996.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

        Since 1967 the AICPA has sponsored the AICPA Professional Liability Insurance Plan (the AICPA Plan" or "Plan"). The initial business of the Company's insurance subsidiary (the "Subsidiary") has been to act as a reinsurer of professional liability insurance policies having effective dates on or after April 1, 1988, which are issued by the primary insurer under the AICPA Plan.

        The AICPA Plan Committee (the "Committee") evaluates the Plan periodically in order to effect changes that the Committee believes will result in a stable and competitively priced source of professional liability insurance coverage for those accounting firms insured under the Plan. To this end, the Committee was involved in the organization of the Company and the Subsidiary, including the selection of the initial directors of the Company. However, the AICPA does not direct the affairs of, it is not responsible for any obligations of, nor does it receive any direct economic benefit from, either the Company or the Subsidiary.

        To the best of our knowledge, although the Subsidiary has entered into reinsurance agreements with the primary insurer under the Plan and another reinsurer under the Plan, and intends to cooperate with the AICPA in the provision, through such reinsurance agreements and otherwise, of reinsurance capacity for the Plan, the Subsidiary has no contractual right to long-term involvement in the Plan. Similarly, other than as provided by the aforementioned reinsurance agreements, the Subsidiary is not obligated to use its reinsurance capacity as part of the Plan and may, in the discretion of its Board of Directors, provide reinsurance for accountants' professional liability coverage in programs not sponsored by the AICPA.

                             REPORT TO STOCKHOLDERS

        We have mailed this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. We are not including a copy of the Company's 1997 Annual Report which is included in management's proxy solicitation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

        To the best of our knowledge, Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 1997.

                                 OTHER BUSINESS

        As of the date hereof, the foregoing is the only business of which we are aware that others will present, at the meeting. If any other proper business should be presented at the meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                                OTHER INFORMATION

        To the extent not in conflict with this statement, all information contained in the Board's proxy statement is incorporated by reference.

                                  CERTIFICATION

        Each of MR. DIAMOND AND MR. LARSON makes the following certification:

               I certify that the statements made in this statement are true, complete, and correct to the best of my knowledge and belief.

Very truly yours,                                    Very truly yours,


/S/ IRVIN F. DIAMOND                                 /S/ CHARLES B. LARSON
-------------------------                            ---------------------------
    Irvin F. Diamond, CPA                                Charles B. Larson, CPA



YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


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


                                   APPENDIX A

CANDIDATE:                   IRVIN F. DIAMOND
BUSINESS ADDRESS:            Rogoff Erickson Diamond & Walker, LLP
                             (formerly Rogoff, Diamond & Walker, LLP)
                             6401 Jefferson NE
                             Albuquerque, NM  87109
OCCUPATION:                  Certified Public Accountant
                             Partner with Rogoff Erickson Diamond & Walker, LLP
                             (formerly Rogoff, Diamond & Walker, LLP) since 1976
RESIDENCE:                   3005 Calle de Alamo NW
                             Albuquerque, NM  87104
AGE:                         56
DATE OF BIRTH:               11/20/41
BIRTHPLACE:                  Rochester, New York
SOCIAL SECURITY NUMBER:      ###-##-####

MR. DIAMOND has not been a participant in any other proxy contest involving this company or other companies within the past 10 years.



CANDIDATE:                   CHARLES B. LARSON
BUSINESS ADDRESS:            Larson Consulting
                             3300 Dale, Suite 102
                             St. Joseph, MO  64506
OCCUPATION:                  Certified Public Accountant
RESIDENCE:                   37 Ridgeland Road
                             Country Club Village
                             St. Joseph, MO  64505
AGE:                         66
DATE OF BIRTH:               01/25/32
BIRTHPLACE:                  St. Joseph, Missouri
SOCIAL SECURITY NUMBER:      ###-##-####

MR. LARSON has not been a participant in any other proxy contest involving this company or other companies within the past 10 years.


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
PROXY                                                                      PROXY

                         AMERINST INSURANCE GROUP, INC.

                         This proxy is solicited on
                         behalf of a group of
                         shareholders for the Annual
                         Meeting of Stockholders to be
                         held on May 11, 1998 and is not
                         solicited on behalf of the
                         Company's management.

Irvin F. Diamond and Charles B. Larson, or either of them, are designated as proxies, with full power of substitution, to vote all the shares of Common Stock of AmerInst Insurance Group, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 11, 1998, or at any adjournment thereof, as specified below. With discretionary power in the transaction of any business as may properly come before the meeting.

     1.   ELECTION OF TWO DIRECTORS

          Irvin F. Diamond
          ___________________ For
          ___________________ Against
          ___________________ Abstain

          Charles B. Larson
          ___________________ For
          ___________________ Against
          ___________________ Abstain

     2. WITH DISCRETIONARY POWER IN THE TRANSACTION OF ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


          ______ Yes     ______ No


          Your vote is important! Please sign and date below and return promoptly in the enclosed postage-paid envelope.



SIGNATURE(S)_________________________   DATED __________, 1998

            _________________________

                         * * * * *

                   Please sign exactly as name appears on stock certificate. Joint owners should each sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.